                                                                    EXHIBIT 10.3


                               SECURITY AGREEMENT

         Security Agreement, dated as of June 15, 2001, made by and among U.S. Plastic Lumber Corp., a Nevada corporation with principal offices at 2300 Glades Road, Suite 440 West, Boca Raton, Florida 33431 (the "Company"), each of the undersigned wholly-owned subsidiaries ("Subsidiaries") of the Company with principal offices at the addresses specified by their respective signatures and Halifax Fund, L.P., a limited partnership with offices at 195 Maplewood Avenue, Maplewood, New Jersey 07040 ("Purchaser"). The Company and the Subsidiaries are sometimes hereinafter referred to as the "Grantors". Purchaser is sometimes hereafter referred to as the "Secured Party."

         WHEREAS, the parties hereto are entering into the Debenture Purchase Agreement (the "Debenture Purchase Agreement") of even date herewith, pursuant to which the Company will sell and issue to Purchaser certain 18% Debentures (the "Debentures") in the aggregate principal amount of $4,000,000;

         WHEREAS, Section 4.2(g) of the Debenture Purchase Agreement provides that a condition precedent to Purchaser's obligation to purchase the Debentures is the execution and delivery by the Grantors of this Security Agreement granting Purchaser a subordinate lien on all assets of the Grantors for the purpose of securing the Company's obligations (i) under the Debentures, (ii) under the Company's outstanding 5% convertible debentures due February 2, 2005 (the "2000 Debentures") and (iii) under the Company's Series D 15% Preferred Stock, (the "Series D Preferred Stock").

         NOW THEREFORE, in consideration of the foregoing, each of the Grantors hereby respectively agrees with the Secured Party as follows:

                  SECTION 1. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 2 hereof), each of the Grantors hereby respectively pledge and collaterally assign to the Secured Party, and grant to the Secured Party a continuing security interest in their respective interests in the following (the "Collateral"):

                  All assets of the Grantors, including without limitation all presently existing and hereafter arising (i) accounts, contract rights, and all other forms of obligations owing to the Grantors from any source ("Accounts"); (ii) all of the books and records of the Grantors, including ledgers, records indicating, summarizing, or evidencing the assets or liabilities of the Grantors, or the Collateral, all information relating to the Grantor's business operations or financial condition, all computer programs, disc or tape files, printouts, runs or other computer prepared information, and any equipment containing such information (the Grantors' "Books"); (iii) all of the Grantors' present and hereafter acquired equipment, wherever located, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing, wherever located ("Equipment"); all of Grantors' present and hereafter acquired



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                  general intangibles and other personal property (including, but not limited to, contract rights, rights arising under common law, statutes or regulations, choses or things in action, goodwill, patents, trade names, trademarks, service marks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due under any royalty or licensing agreements, infringements, claims, computer programs, discs or tapes, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims, as well as all cash collateral that is hypothecated to secure letters of credit or bonding obligations) ("General Intangibles"); (iv) all present and future inventory in which any Grantor has any interest, and all of the present and future raw materials of the Grantors, work in process, finished goods, and packing and shipping material, wherever located, any documents of title representing any of the above ("Inventory"); (v) all of the negotiable collateral of the Grantors, including all of the Grantors' present and future letters of credit, notes, drafts, instruments, certificated securities (including the shares of stock of any subsidiary), documents, personal property leases (where any Grantor is the lessor), chattel paper and the books and records of the Grantors relating to any of the foregoing ("Negotiable Collateral"); (vi) any money or other assets of any Grantor which hereafter come into the possession, custody or control of any Grantor, and (vii) the proceeds and products, whether tangible or intangible, of any of the foregoing including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Equipment, General Intangibles, Inventory, Negotiable Collateral, money, deposit accounts or other tangible or intangible, real or personal, property resulting from the sale, exchange, collection or other disposition of the Collateral, or any portion thereof or interest therein, and the proceeds thereof;

in each case howsoever the interest of any Grantor therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         The Secured Party acknowledges that its security interest in the Collateral is junior to the liens granted to Bank of America, N.A. and the other lenders set forth in the Credit Agreement (as defined below) (the "Senior Lender(s)") in the Collateral, pursuant to the Credit Agreement dated as of June 30, 2000, and as subsequently amended by and between the Senior Lender(s) and the Company (the "Credit Agreement"), and further acknowledges that it is subject to the Intercreditor Agreement, dated the date hereof (the "Intercreditor Agreement"), by and between the Secured Party and the Senior Lender. The Secured Party further acknowledges and agrees that in connection with a refinancing of the obligations of Grantors to the Senior Lenders, (a) the security interest in the Collateral granted herein shall be junior to the liens in favor of such replacement lenders, and (b) in order to evidence such subordination, the Secured Party shall execute and deliver to such replacement lenders an intercreditor and subordination agreement substantially the same as or similar to the Intercreditor Agreement so long as the aggregate debt


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does not exceed the limitations of Section 3.13 of the Debenture Purchase
Agreement, provided that the Secured Party's refusal to so execute and deliver an intercreditor and subordination agreement under this Clause (b) shall in no way limit the validity and enforceability of the foregoing Clause (a).

         SECTION 2. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for the prompt payment by the company, as and when due and payable, of all amounts from time to time owing by it to the Secured Party under the Debenture Purchase Agreement, the Registration Rights Agreement, dated as of the date hereof between the Company and the Secured Party, the Debentures, the 2000 Debentures, the debenture purchase agreement pursuant to which the 2000 Debentures were issued (the "2000 Debenture Purchase Agreement), and the Company's obligations in respect of the Series D Preferred Stock (collectively, the "Obligations").

         SECTION 3. Representation and Warranties. Each of the Grantors respectively represents and warrants as follows:

                  (a) The Grantors are and will be at all times the owners of the Collateral free and clear of any other lien, security interest or other charge or encumbrance except for the lien in favor of the Senior Lender and except as described in Section 2.1(aa) of the Debenture Purchase Agreement and
Schedule 2.1(aa) thereof.

                  (b) The chief executive office location and each equipment and inventory location of each Grantor are set forth on Schedule 1 hereto.

                  (c) The state of incorporation of each Grantor is set forth on Schedule II.

         SECTION 4. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Secured Party shall otherwise consent in writing,

                  (a) Further Assurances. Promptly after request by the Secured Party, each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable (i) to perfect and protect the security interest to be created hereby in all jurisdictions containing Collateral; (ii) to enable Secured Party to exercise and enforce their rights and remedies hereunder in respect of the Collateral; or
(iii) to otherwise effect the purposes of this Agreement. Without limiting the generality of the foregoing, the Grantors agree, promptly after request by the Secured Party, to take such further actions as may be necessary to cause the Secured Party's security interest in the Collateral to remain valid and perfected after any amendment to Article 9 of the Uniform Commercial Code.

                  (b) Provisions Concerning the Collateral. Each Grantor will (A) give Secured Party prompt notice of any change in the Grantor's name, identity or corporate structure, (B) keep all originals of all documents relating to the Collateral at such Grantor's principal office, and (C) keep adequate records concerning the Collateral and permit representatives of Secured Party at any time during normal business hours on reasonable notice to inspect such


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records (provided the Secured Party agree to keep all information inspected strictly confidential, and provided further that the Secured Party shall only be entitled to perform such an inspection on a monthly basis so long as no Event of Default is outstanding).

                  (c) Transfer. The Grantors will not sell, assign, exchange or otherwise dispose of any of the Collateral except (a) in the ordinary course of business, (b) dispositions of worn or obsolete equipment, provided the proceeds thereof are being used to pay Indebtedness or indebtedness owed to the Senior Lenders, (c) encumbrances in favor of the Senior Lenders, (d) encumbrances of specific assets in connection with the purchase money financing thereof, (e) encumbrances in favor of the other parties which are subordinate to the Secured Party's liens, subject to the terms of an intercreditor agreement reasonably satisfactory to Secured Party, and (f) where the Senior Lenders have consented to such disposition.

                  (d) The Secured Party hereby consents to release its lien on Collateral the sale or disposition of which (but not encumbrance) has been approved by the Senior Lenders and the liens of the Senior Lenders on such Collateral have been released; provided, however, that the Secured Party's lien on the proceeds thereof shall remain, consistent with the terms of this Agreement and the Intercreditor Agreement; further provided that the Grantors may use and apply such proceeds in a manner permitted by the Senior Lenders.

                  (e) If a Grantor fails to perform any agreement contained herein, Secured Party may itself perform or cause performance of such agreement or obligation, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by the Company pursuant to Section 5(d) hereof.

         SECTION 5. Remedies Upon Default. If any of the Obligations are not paid when due, or if the Company or any Grantor is in default of (a) any of its obligations under this Agreement in any material respect, or (b) the Debenture Purchase Agreement, the Debentures, the 2000 Debentures, the 2000 Debenture Purchase Agreement or Series D Preferred Stock (an "Event of Default"), and subject to any rights of the Senior Lender:

                  (a) The Secured Party may exercise in respect of the Collateral in addition to other rights and remedies the rights and remedies of a secured party under the Uniform Commercial Code in effect in the states of Florida, Nevada or any other jurisdiction where Collateral is located (the "Code") and also may (i) require the Grantors to, and the Grantors hereby agree that they will at their own expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to Secured Party at a place that is reasonably convenient to both parties to be designated by Secured Party and (ii) upon ten
(10) days' (or such longer period shall be required by law) prior written notice, sell the Collateral or any part thereof, in one or more parcels at public or private sale, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may determine (provided that all aspects of any such sale are commercially reasonable). The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and placed fixed therefor, and such sale may, without further notices, be made at the time and place to which it was so adjourned.


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                  (b)      Any cash held by the Secured Party as Collateral and
all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied in whole or in part by Secured Party against, all or any part of the Obligations in the following order: (i) reasonable costs and expenses incurred by The Secured Party as of such date in connection with collection of the Obligations and enforcement of this Agreement, (ii) unpaid interest due and owing by the Company as of such date and (iii) unpaid principal due and owing by the Company as of such date. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after the payment in full of all of the Obligations shall be paid over to the Company or to such person as may be lawfully entitled to receive such surplus.

                  (c) In the event that the proceeds of any such collection or realization are insufficient to pay all amount to which the Secured Party is legally entitled, the Company shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Debentures, 2000 Debentures and Series D Preferred Stock, as the case may be, for interest on overdue principal thereof, together with the reasonable costs of collection.

                  (d) The Company will upon demand pay to the Secured Party the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of the Secured Party' counsel, which the Secured Party may incur in connection with (i) the sale of, collection from, or other realization upon, any Collateral, (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iii) the failure by any Grantor to perform or observe any of the provisions hereof.

         SECTION 5A. Power of Attorney. Each Grantor hereby irrevocably makes, constitutes, and appoints Secured Party (and all of the Secured Party's general partners, officers, employees, or agents designated by the Secured Party) as its true and lawful attorney, with power to: (i) sign the Grantor's name on any of the documents described hereunder or on any other similar documents to be executed, recorded, or filed in order to perfect or continue perfection of the Secured Party's security interest in the Collateral if such Grantor has not complied with its obligations under Section 4(a) herein; (ii) at any time that an Event of Default has occurred and is continuing, execute, sign and endorse the Grantor's name on any invoice or bill of lading relating to any Account, drafts against Account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to Account debtors; (iii) send requests for verification of Accounts; (iv) at any time that any Event of Default has occurred and is continuing, execute, sign and endorse the Grantor's name on any checks, notices, instruments, acceptances, money orders, drafts, warrants or other item of payment or security that may come into the Secured Party's possession; (v) at any time that an Event of Default has occurred and is continuing, demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (vi) at any time that any Event of Default has occurred and is continuing, file any claim or claims or, following an Event of Default, take any action or institute or take part in any proceedings, either in its own name or in the name of the Grantor, or otherwise, which in the discretion of the Secured Party may seem to be necessary or advisable; (vii) at any time that an Event of Default has occurred and following acceleration of the Indebtedness, direct the Account debtors and other persons sending mail to the Grantor to send all mail relating to the Collateral to the Secured Party; (viii) at any time that an Event of Default has occurred and is continuing, make, settle, and


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adjust all claims under the Grantor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and
(ix) at any time that an Event of Default has occurred and following acceleration of the Indebtedness, settle and adjust disputes and claims respecting the Accounts directly with Account debtors, for reasonable amounts and upon reasonable terms, and the Secured Party may cause to be executed and delivered any documents and releases which Secured Party reasonably determines to be necessary. The appointment of the Secured Party as the Grantor's attorney, and each and every one of the Secured Party's rights and powers, being coupled with an interest, is irrevocable and shall remain in full force and effect until all of the Indebtedness has been fully repaid and performed and the Secured Party renounces such appointment.

         SECTION 6. Notices, Etc. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

              to the Company and Subsidiaries:

                  U.S. Plastic Lumber Corp.
                  2300 Glades Road
                  Suite 440 West
                  Boca Raton, Florida 33431
                  Facsimile:  (561) 394-5335
                  Attention:  Bruce Rosetto

              with a copy to:

                  Blank Rome Comisky & McCauley LLP
                  One Logan Square
                  Philadelphia, Pennsylvania 19103
                  Facsimile:  (215) 569-5628
                  Attention:  Alan L. Zeiger, Esq.

              to the Purchaser:

                  Halifax Fund, L.P.
                  c/o The Palladin Group, L.P.
                  Investment Manager
                  195 Maplewood Avenue
                  Maplewood, New Jersey 07040
                  Facsimile:  (973) 313-6491
                  Attention:  Robert Chender

              with a copy to:

                  Kleinberg, Kaplan, Wolff & Cohen, P.C.
                  551 Fifth Avenue


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

                  New York, New York 10176
                  Facsimile:  (212) 986-8866
                  Attention:  Lawrence D. Hui, Esq.

         Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

         SECTION 7.        Miscellaneous.


                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Secured Party, and no waiver of any provision of this Agreement shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Secured Party to exercise, and no delay in exercising, any right hereunder or under any other document relating hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Party provided herein and in the Debentures, 2000 Debentures and Series D Preferred Stock are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations and (ii) be binding on the Grantors and their respective successors and assigns and shall inure, together with all rights and remedies hereunder, to the benefit of the Secured Party and their successors, transferee and assigns.

                  (e) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York. The parties hereby consent to the exclusive jurisdiction of any New York State or Federal court in New York City in any action or proceeding arising hereunder.

                  (f) The actions of the holders of a majority-in-interest of the Obligations shall be deemed the actions of the Secured Party for purposes of giving any notice or enforcing any rights or remedies.


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


                  (g) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         SECTION 8. Termination. So long as no Event of Default is outstanding and the Obligations have not been accelerated, this Agreement and the security interest granted hereunder shall terminate and be deemed released upon payment in full of the Obligations. Upon receipt of such payment, the Secured Party agrees to promptly execute and deliver UCC-3 termination statements and other collateral release documentation reasonably requested by Grantors in order to further evidence the termination and release effectuated under this Section 8.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.


                                     COMPANY:

                                     U.S. PLASTIC LUMBER CORP.


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Vice President and General Counsel

                                     SUBSIDIARIES:

                                     U.S. PLASTIC LUMBER LTD.
                                     2600 West Roosevelt Road
                                     Chicago, IL  60608


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     INTEGRATED TECHNICAL SERVICES, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary


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

                                     BARBELLA ENVIRONMENTAL TECHNOLOGY, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN EARTH OF MARYLAND, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN EARTH OF NEW CASTLE, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN EARTH OF PHILADELPHIA, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN EARTH OF NORTH JERSEY, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054

                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN EARTH OF CARTERET, INC
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN ROCK PROPERTIES, LTD.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CONSOLIDATED TECHNOLOGIES, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     ALLIED WASTE SERVICES, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CLEAN EARTH, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     CARTERET ASPHALT CORPORATION
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     THE EAGLEBROOK GROUP, INC.
                                     2600 West Roosevelt Road
                                     Chicago, IL  60608


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     U.S. PLASTIC LUMBER FINANCE CORPORATION
                                     2300 W. Glades Road, Suite 440W
                                     Boca Raton, FL  33431


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     U.S. PLASTIC LUMBER IP CORPORATION
                                     2300 W. Glades Road, Suite 440W
                                     Boca Raton, FL  33431


                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     ADVANCED REMEDIATION & DISPOSAL
                                     TECHNOLOGIES OF DELAWARE, INC.
                                     1000 Crawford Place
                                     Mt. Laurel, NJ  08054



                                     By: /s/ Bruce C. Rosetto
                                        ----------------------------------------
                                     Name: Bruce C. Rosetto
                                     Title: Secretary

                                     PURCHASER:

                                     HALIFAX FUND, L.P.

                                     By: THE PALLADIN GROUP, L.P.
                                             Attorney-in-Fact


                                     By: /s/ Robert Chender
                                        ----------------------------------------
                                     Name: Robert Chender
                                     Title: Managing Director


     [SIGNATURE PAGE TO U.S. PLASTIC LUMBER CORPORATION SECURITY AGREEMENT]


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